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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): March 31, 2004 (March 30, 2004)

Cogent Communications Group, Inc. (Exact Name of Registrant as Specified in Charter)
1-31227 (Commission File No.)
52-2337274 (IRS Employer Identification No.)
Delaware (State or Other Jurisdiction of Incorporation)
1015 31st Street N.W. Washington, DC 20007 (Address of Principal Executive Offices)
(202) 295-4200 (Registrant's telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)
  Exhibits:

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 30, 2004, by and among Cogent Communications Group, Inc., DE Merger Sub, Inc. and Symposium Omega, Inc (previously filed as Exhibit 2.6 to our Annual Report on Form 10-K filed on March 30, 2004, and incorporated herein by reference).
99.1
Press Release, dated March 31, 2004, announcing the completion of the acquisition of the German assets of Carrier 1 International S.A. by Cogent through a merger with Symposium Omega, Inc. (attached hereto).

ITEM 9. REGULATION FD DISCLOSURE.

        On March 31, 2004, Cogent Communications Group, Inc. issued the following press release announcing that it has acquired the dark fiber rights and network assets in Germany pertaining to Carrier 1 International S.A. through a merger with Symposium Omega, Inc. In the acquisition stockholders of Symposium Omega, Inc. received shares of convertible preferred stock of Cogent. The stockholders of Symposium Omega, Inc. included certain existing holders of preferred stock of Cogent. The press release is attached hereto as Exhibit 99.1.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COGENT COMMUNICATIONS GROUP, INC.
Date: March 31, 2004	By:	/s/ THADDEUS WEED Thaddeus Weed Vice President and Controller

INDEX TO EXHIBITS

Exhibit Number	Description
2.1	Agreement and Plan of Merger, dated as of March 30, 2004, by and among Cogent Communications Group, Inc., DE Merger Sub, Inc. and Symposium Omega, Inc (previously filed as Exhibit 2.6 to our Annual Report on Form 10-K filed on March 30, 2004, and incorporated herein by reference).
99.1
Press Release, dated March 31, 2004, announcing the completion of the acquisition of the German assets of Carrier 1 International S.A. by Cogent through a merger with Symposium Omega, Inc. (attached hereto).

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  ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS
  ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
INDEX TO EXHIBITS